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                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): April 24, 2000

                         PLATO LEARNING, INC.
         (Exact name of registrant as specified in its charter)


         Delaware                 0-20842                     36-3660532
     (State or other       (Commission File Number)          (IRS Employer
      jurisdiction                                       Identification Number)
    of incorporation)




         1721 Moon Lake Blvd., Suite 555
             Hoffman Estates, Illinois                            60194
      (Address of principal executive offices)                  (Zip Code)

                               (847) 781-7800
            (Registrant's telephone number, including area code)

                             TRO Learning, Inc.
       (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

     TRO Learning, Inc. (the "Company") changed its named to PLATO Learning, Inc. effective as of April 24, 2000.

                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PLATO LEARNING, INC.

                                       By: /s/ William R. Roach
                                       Name: William R. Roach
                                       Title: Chief Executive Officer


April 24, 2000





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